UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)		35-1539838 (IRS Employer Identification No.)
1 Main Street, Evansville, IN (Address of Principal Executive Offices)		47708 (Zip Code)

(812) 464-1294
(Registrant's telephone number, including area code)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 21, 2005, Old National Bancorp (the "Company") issued a press release announcing the appointment of Christopher A. Wolking as Executive Vice President and Chief Financial Officer of the Company. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference ("Press Release").

Item 7.01 Regulation FD Disclosure

The Press Release, as defined in Item 5.02, discusses current structural changes and strategic initiatives and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished herewith and this list constitutes the exhibit index:

99.1 Press Release issued by Old National Bancorp on January 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: January 21, 2005

By: /s/ John S. Poelker
John S. Poelker
Executive Vice President and Chief Financial Officer